EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the accompanying Annual Report on Form 10-K of Loop Industries, Inc. for the year ended February 29, 2020, the undersigned, Nelson Gentiletti, Chief Financial Officer of Loop Industries, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended February 29, 2020, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended February 29, 2020, fairly presents, in all material respects, the financial condition and results of operations of Loop Industries, Inc.

Date: September 20, 2020	/s/ Nelson Gentiletti
Nelson Gentiletti
Chief Operating Officer and Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)